# LEASE TERMINATION AGREEMENT

**THIS LEASE TERMINATION AGREEMENT** (this **"Agreement")** is entered into as of the 15 day of January, 2025 (the **"Effective Date")** by and between **SCIENCE PARK DEVELOPMENT CORPORATION,** a Connecticut non stock corporation having its office at 5 Science Park, New Haven, Connecticut 06511 (the "**Landlord**"), and **ARVINAS OPERATIONS, INC.**, a Delaware corporation having a principal place of business at 5 Science Park, 1st Floor, New Haven, Connecticut 06511 (the "**Tenant**") with respect to that certain Lease between the Landlord and the Tenant dated as of November 15, 2019 (the "**Original Lease**") as amended by the First Amendment to Lease between Landlord and Tenant and dated as of February 27, 2020 (the "**First Amendment**"), and as further amended by the Second Amendment to Lease between Landlord and Tenant and dated as of January 4, 2021 (the "**Second Amendment**"), and as further amended by the Third Amendment to Lease between Landlord and Tenant and dated as of December 13, 2024 (the "**Third Amendment**"). The Original Lease as modified by the First Amendment, the Second Amendment, and the Third Amendment is collectively referred to herein as the "**Lease**".

**WHEREAS,** the Landlord and the Tenant are parties to the Lease which is in full force and effect; and

**WHEREAS**, the Lease is with respect to certain premises consisting of approximately 3,520 rentable square feet on the fourth floor of Science Park Building 4, 375 Winchester Avenue, New Haven, Connecticut (the "**Leased Premises**");

**WHEREAS**, the Landlord and the Tenant wish to terminate the Lease on the terms and conditions set forth herein;

**WHEREAS**, all capitalized terms used herein, and not otherwise defined herein, shall have the meanings ascribed to such terms in the Lease; and

**NOW, THEREFORE**, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Landlord and the Tenant agree as follows:

1. **Termination of Lease.** The Lease shall terminate and expire as of the close of business on December 31, 2024 (the "**Termination Date**"). Notwithstanding the foregoing, Tenant shall have until January 21, 2025 (the "**Surrender Date**") to remove all of Tenant's furniture, trade fixtures, equipment and other personal property (collectively, "**Tenant's Property**") other than certain lab tables and/or portable benches which Tenant is transferring to the new tenant for the Leased Premises (collectively, the "**Transferred Lab Tables/Benches**") and which Transferred Lab Tables/Benches shall be permitted to remain in the Leased Premises after the Surrender Date. Provided Tenant complies with the foregoing schedule regarding removal of Tenant's Property (other than the Transferred Lab/Tables/Benches) from the Leased Premises, Tenant shall not be liable for Base Rent, Additional Rent, or any other charges under the Lease from and after the Termination Date. Should Tenant fail to surrender possession of the Leased Premises as of the Surrender Date in accordance with this Agreement, Tenant shall thereafter be liable for all of its obligations under the Lease, including Base Rent and Additional Rent on a per diem basis, until such time as Tenant actually surrenders possession of the Leased Premises to Landlord in accordance with this Agreement.

2. **Deposit.** Landlord shall return Tenant's Deposit under the Lease, in the amount of $5,997.25, within ten (10) business days after the Surrender Date.

3. **Leased Premises**. Not later than the Surrender Date, Tenant shall vacate and surrender possession of the Leased Premises to Landlord in accordance with this Agreement. Tenant shall leave the Leased Premises with the Transferred Lab/Benches in place and surrender it to Landlord otherwise "broom clean" and in good order, condition, and repair, ordinary wear and tear excepted. Tenant shall not leave any of Tenant's Property in the Leased Premises other than the Transferred Lab Tables/Benches or as otherwise agreed to by Landlord and/or the new tenant for the Leased Premises. Notwithstanding anything to the contrary contained in the Lease, Landlord acknowledges and agrees that Tenant shall have no obligation to remove any alterations or other improvements to the Leased Premises made by Tenant.

4. **Hazardous Materials.** Tenant shall contract for and pay for the collection, removal, and lawful disposal of all waste at the Leased Premises containing or constituting Hazardous Materials. Any chemicals that Landlord and Tenant agree may be left in the Leased Premises shall be properly stored and labelled. Tenant shall provide Landlord with appropriate Cleaning Certificates if and as required under the Lease.

5. **Survival of Obligations.** All obligations of Landlord and Tenant which, by their terms, survive the expiration or early termination of the Lease, including without limitation indemnification obligations, shall survive the termination of the Lease by way of this Agreement. Other than as provided in this Agreement, Tenant shall have no further liability for Base Rent and Additional Rent following the Termination Date, but Tenant shall be liable for Tenant's Proportionate Share of Expense and Tax Increases attributable to calendar year 2024 pursuant to, and in accordance with, Section 3.2 of the Lease, which Tenant's Proportionate Share of Expense and Tax Increases will be billed by Landlord in the ordinary course of business (typically in the Summer).

6. **Capitalized Terms.** Capitalized terms used but not otherwise defined herein shall have the same meaning as set forth in the Lease.

7. **Entire Agreement.** This Agreement sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements.

8. **Counterparts.** This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Agreement transmitted by telecopy or otherwise electronically shall be valid and effective to bind the party so signing. Each party agrees promptly to deliver an execution original to this Agreement with its actual signature to the other party, but a failure to do so shall not affect the enforceability of this Agreement, it being expressly agreed that each party to this Agreement shall be bound by its own telecopied or electronic signature and shall accept the telecopied or electronic signature of the other party to this Agreement.

*[The Signature Page(s) Follow]*

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the day and year first above written.

TENANT:
**ARVINAS OPERATIONS, INC.**

By: ______________________
Name: Jared Freedberg
Title: General Counsel, Corporate Secretary

LANDLORD:
**SCIENCE PARK DEVELOPMENT CORPORATION**

By: ______________________
Clio Nicolakis
Executive Director and Assistant Secretary

STATE OF ~~CONNECTICUT~~ New Jersey )
) ss.: New Haven January 15, 2025
COUNTY OF ~~NEW HAVEN~~ Union )

On this date personally appeared before me Jared Freedberg, who acknowledged himself to be the duly authorized General Counsel & Corp Secretary of Arvinas Operations, Inc., a Delaware corporation, and that the execution hereof was the free act and deed of such corporation and her/his free act and deed as such officer.

IN WITNESS WHEREOF, I hereunto set my hand.

______________________
Commissioner of the Superior Court/Notary Public

Adam Fabiano
Commission# 50138297
Notary Public of New Jersey
My Commission Expires: 09/23/2025

STATE OF CONNECTICUT)
) ss.: New Haven January __, 2025
COUNTY OF NEW HAVEN)

On this date personally appeared before me Clio Nicolakis, who acknowledged himself to be the duly authorized Executive Director and Assistant Secretary of Science Park Development Corporation, a Connecticut non-stock corporation, and that the execution hereof was the free act and deed of such corporation and his free act and deed as such officer.

IN WITNESS WHEREOF, I hereunto set my hand.

______________________
Commissioner of the Superior Court/Notary Public

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the day and year first above written.

TENANT:
**ARVINAS OPERATIONS, INC.**

By: ______________________
Name:
Title:

LANDLORD:
**SCIENCE PARK DEVELOPMENT CORPORATION**

By: Clio Nicolakis
Clio Nicolakis
Executive Director and Assistant Secretary

STATE OF CONNECTICUT )
) ss.: New Haven January __, 2025
COUNTY OF NEW HAVEN)

On this date personally appeared before me ______ , who acknowledged himself to be the duly authorized ______ of Arvinas Operations, Inc., a Delaware corporation, and that the execution hereof was the free act and deed of such corporation and her/his free act and deed as such officer.

IN WITNESS WHEREOF, I hereunto set my hand.

______________________
Commissioner of the Superior Court/Notary Public

STATE OF CONNECTICUT)
) ss.: New Haven January 17, 2025
COUNTY OF NEW HAVEN)

On this date personally appeared before me Clio Nicolakis, who acknowledged ~~him~~herself to be the duly authorized Executive Director and Assistant Secretary of Science Park Development Corporation, a Connecticut non-stock corporation, and that the execution hereof was the free act and deed of such corporation and ~~his~~ her free act and deed as such officer.

IN WITNESS WHEREOF, I hereunto set my hand.

______________________
Commissioner of the Superior Court/Notary Public

SUSAN LEE CASTELOT
*NOTARY PUBLIC*
MY COMMISSION EXPIRES MARCH 31, 2027